CONSULTING GROUP CAPITAL MARKETS FUNDS (THE “TRUST”)

SUPPLEMENT DATED SEPTEMBER 11, 2006

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED DECEMBER 29, 2005

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus and Statement of Additional Information and any prior supplements thereto. Defined terms not otherwise defined in this supplement have the same meaning as set forth in the Prospectus or Statement of Additional Information.

Subadviser Name Changes

Newgate LLP, a subadviser to Emerging Markets Equity Investments, formerly organized as a Massachusetts limited liability partnership, changed its name to Newgate Capital Management LLC and is now organized as a Delaware limited liability company. There have been no changes to either business or investment management control.

Prospectus

The following supersedes the disclosure contained in the section entitled, “Management Fees” on page 51 of the prospectus:

Portfolio	Contractual Management Fee	Actual Management Fee Paid During Most Recent Fiscal Year
Core Fixed Income Investments	0.40%	0.40%

Statement of Additional Information (“SAI”)

The following supersedes the disclosure contained in the section entitled “Investment Management and Other Services” beginning on page 40 of the SAI:

Portfolio	Subadvisers	Subadviser Fee		Maximum Allowable Annual Management Fee
Core Fixed Income Investments	BlackRock Financial Management, Inc.: on the first $500 million on the amount over $500 million	0.20 0.15	% %	0.40 0.40	% %

	Pacific Investment Management Company LLC	0.25%		0.40%
	Western Asset Management Company	0.20%		0.40%

TK 2088    12/05    S5